Exhibit 99.1

January 11, 2012

Douglas Arnold

Neustar, Inc.

21575 Ridgetop Circle

Sterling, VA 20166

Re: Separation Agreement

Dear Doug:

This letter agreement (this “Agreement”) confirms and sets forth the terms of your separation from Neustar, Inc. (“Neustar”).

1. You will remain a full-time employee of Neustar until 11:59 p.m. on February 29, 2012; provided, however, that Neustar may terminate your employment at any time for Cause. The date on which your employment ceases pursuant to the preceding sentence is referred to herein as the “Separation Date.” For purposes of this Agreement, “Cause” means your willful misconduct or fraud in connection with your employment by Neustar or breach of any of the covenants set forth in Paragraphs 4 and 6 of this Agreement.

2. Effective January 3, 2012, your title will be Senior Advisor, and you will no longer be a Senior Vice President of Neustar. During your full-time employment with Neustar, your responsibilities will include the orderly transition of your duties and other projects commensurate with your former position, as assigned by Lisa Hook or her designate. On or before the Separation Date, you will return to Neustar the originals and all copies and extracts of any confidential or proprietary information provided to or acquired by you in connection with the performance of your duties for Neustar, and will return to Neustar all files, correspondence and other communications received, maintained or originated by you in the course of your employment.

3. During your full-time employment, Neustar will continue to pay you through our normal payroll practices at a rate of base salary equal to your salary on the date of this Agreement ($285,000 per year). Neustar will also reimburse you for reasonable business expenses incurred in connection with the performance of your duties, in accordance with our usual policies and practices. You may continue to participate in Neustar’s employee benefit plans and programs to the extent you are eligible under such plans and programs, and your outstanding equity awards will continue to vest, be exercisable, or be forfeited in accordance with the terms and conditions of the applicable stock plan and award agreement. For the avoidance of doubt, the parties agree that all of your outstanding equity awards will continue to vest and be exercisable through and including February 29, 2012, assuming that you have not resigned your employment in writing or been terminated for “Cause” as set forth in Paragraph 1 above.

4. In connection with your separation from Neustar, you will receive the following benefits provided you comply with the terms of Neustar’s Key Employee Severance Pay Plan (the “Severance Plan”) and this Agreement:

a.

In accordance with the Severance Plan and as partial consideration for the promises contained in this Agreement (including the execution of the First Release and the Second Release, as those terms are defined below), an amount equal to two years of base salary (totaling $570,000), less applicable withholding and deductions, payable in bi-weekly installments without interest over a period of 24 months through Neustar’s normal payroll practices, commencing with the first payroll date after the Separation Date; provided, however, that any amounts that would otherwise be paid prior to the 60th day following the Separation Date will instead be paid in a cash lump sum on the 60th day following the Separation Date.

b.	A lump-sum cash bonus for 2011 performance, less applicable withholding and deductions, based on actual results, payable on the same date bonuses are paid to Neustar executives in 2012 (but in no event later than March 15, 2012). For the purposes of this sub-paragraph, actual results shall be calculated using the same formula as is used for the calculation of 2011 cash bonuses for other Neustar executives for the corporate component of the cash bonus, and the individual component of the cash bonus will be paid out at 100% of target. For the avoidance of doubt, you will not be entitled to a bonus (prorated or otherwise) for calendar year 2012.

c.	Provided you timely elect COBRA continuation coverage under Neustar’s medical plan and pay the full monthly premiums for such coverage, reimbursement by Neustar of the full monthly premiums incurred by you (it being understood that such reimbursement will be taxable to you) until the earlier of (i) the expiration of an 18-month period beginning on the day after the Separation Date, and (ii) the date you qualify for similar coverage under a plan of a subsequent employer.

d.

As partial consideration for the promises contained in this Agreement, including the execution of the First Release and the Second Release, an additional payment of $300,000, less applicable withholding and deductions, payable in a cash lump sum on the 60th day following the Separation Date.

e.	Payment of, or reimbursement for, up to $10,000 in attorneys’ fees for services provided in connection with your separation and this Agreement, or for any other purpose, in your discretion. If you engage an attorney, per your written instruction, we will pay either you or your attorneys no later than 30 days after receipt by Neustar of invoices reflecting the fees incurred, provided that such invoices must be received by November 30, 2012 or Neustar’s obligation to pay such invoices will be extinguished.

Payment of the amounts set forth above will be subject to your execution, within 21 days of the date of this Agreement, of a release in the form attached hereto as Exhibit A (the “First Release”) and the expiration of the seven-day right of revocation with respect to the First Release. Payment of the amounts described in clauses 4a and 4d above, and your right to retain payment of the amounts described in clauses 4b and 4c above, will also be subject to your execution, within 21 days following the Separation Date, of a release in the form attached hereto as Exhibit B (the “Second Release”) and the expiration of the seven-day right of revocation with respect to the Second Release. In the event that you do not execute the Second Release within 21 days following the Separation Date (or if you revoke the Second Release), you must repay to Neustar any previously paid amounts that you received under clauses 4b and 4c. The parties acknowledge and agree that the First Release and the Second Release provided by you are in consideration for Neustar’s compliance with the terms of this Agreement, specifically including each and every payment obligation in this Agreement.

Payment of all amounts will be subject to your compliance with the requirements and obligations of Article V of the Severance Plan. For purposes of Sections 5.1 and 5.3 of the Severance Plan, the parties agree that your non-competition and non-solicitation obligations will continue for 24 months from the Separation Date and that Section 1 of the Noncompetition Agreement (defined below) will be the exclusive restraints of trade for purposes of Section 5.1 of the Severance Plan. The restraints of trade contained in Section 5.1 of the Severance Plan are hereby replaced and superseded by this Agreement, and will have no force or effect.

5. You hereby acknowledge that as of the Separation Date you will only be entitled to receive from Neustar: (i) any earned but unpaid base salary through the Separation Date, paid in accordance with our normal payroll practices; (ii) reimbursement for any unreimbursed business expenses properly incurred in accordance with Neustar policy; (iii) payment for any accrued but unused vacation time (PTO) through the Separation Date in accordance with Neustar policy; (iv) separation benefits in accordance with Paragraph 4 of this Agreement; and (v) such vested accrued benefits and other payments as to which you may be entitled under, and in accordance with, Neustar’s employee benefit plans and programs as of the Separation Date.

6. The Agreement Respecting Noncompetition, Nonsolicitation and Confidentiality between you and Neustar (the “Noncompetition Agreement”) will remain in effect in accordance with its terms; provided, however, that given the nature of your position at Neustar as a human resources executive, (a) the non-competition provision set forth in Section 1 of the Noncompetition Agreement shall only restrain your post-employment conduct or other services with respect to the companies listed under “Item 1. Business—Competition” in Neustar’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 filed with the Securities and Exchange Commission on February 25, 2011; and (b) the last sentence of the first paragraph of Section 1 of the Noncompetition Agreement will be deemed deleted, and “any business competitive with a business undertaken by Neustar or by Employee at any time during Employee’s employment term” for purposes of Section 1 of the Noncompetition Agreement will be limited to mean only the activities of the companies listed herein to the extent such listed companies compete with Neustar’s products and services in the areas of numbering; number management; numbering and IP address management; internet domains; web performance and network monitoring; communication registries; registries relating to barcodes, common short codes, media and entertainment services; IP geolocation services and routing; monitoring and detection of system intrusions; and infrastructure services relating to mobile data and messaging. You acknowledge that you have complied in all material respects with the Noncompetition Agreement and intend to continue to comply with the Noncompetition Agreement and the Severance Plan as modified by Paragraph 4 and this Paragraph 6.

7. Miscellaneous

a. Entire Agreement. This Agreement, together with the Severance Plan and the Noncompetition Agreement (as modified herein), contains the entire understanding and agreement between the parties concerning the subject matter hereof and supersedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, between you and Neustar with respect thereto.

b. Section 409A. You and Neustar acknowledge and agree that this Agreement is intended to comply with the applicable requirements of Section 409A of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, or an exemption therefrom. Accordingly, the provisions of Section 3.7 of the Severance Plan are deemed to be incorporated herein by reference and will apply to the payments and benefits paid or payable to you under this Agreement to the same extent such provisions would apply to payments and benefits payable under the Severance Plan.

c. Withholding. Neustar will withhold from any amounts payable to you hereunder all federal, state, city or other taxes that Neustar reasonably determines are required to be withheld pursuant to any applicable law or regulation. Notwithstanding the foregoing, Neustar agrees that it will not withhold any taxes from or on account of any payment of attorneys’ fees under Paragraph 4e above. For the avoidance of doubt, any payments made under Paragraph 4e that are not used to cover attorneys’ fees will be subject to all federal, state, city or other taxes that Neustar reasonably determines are required to be withheld pursuant to any applicable law or regulation.

d. Amendment; Waiver. This Agreement may be amended only by an instrument in writing signed by you and Neustar, and any provision hereof may be waived only by an instrument in writing signed by the party against whom or which enforcement of such waiver is sought. The failure of either party at any time to require the performance by the other party of any provision hereof will in no way affect the full right to require such performance at any time thereafter, nor will the waiver by either party of a breach of any provision hereof be taken or held to be a waiver of any succeeding breach of such provision or a waiver of the provision itself or a waiver of any other provision of this Agreement.

e. Assignment. Neither this Agreement nor any right or obligation hereunder may be assigned by you. As used in the Agreement, “Neustar” will mean both Neustar as defined above and any successor.

f. Restrictions. You hereby acknowledge and agree that the restrictions contained in Paragraphs 4 and 6 of this Agreement, including the term of the restricted period, the range of activities and the geographic area encompassed in such covenants, are reasonable and necessary in order to protect Neustar in the conduct of its business and the utilization of its assets. You agree that such restrictions will not prevent you from earning a livelihood after the termination of your employment with Neustar.

g. Stay of Time. In the event that you violate Paragraph 4 or 6 of this Agreement, the running of the time period of the provision so violated will be automatically suspended on the date of such violation and will resume on the date such violation permanently ceases.

h. Interpretation. If any restriction herein is found by an arbitrator or a court of competent jurisdiction to be invalid or unenforceable because it extends for too long a period of time or over too great a range of activities or in too broad a geographic area, it will be deemed amended to extend over the maximum period of time, range of activities and/or geographic area to which it may be enforceable.

i. Severability. All provisions of this Agreement are intended to be severable. The invalidity or unenforceability of any provision of this Agreement will not affect the validity or enforceability of any other provision of this Agreement.

j. Arbitration. You and Neustar agree that any dispute arising under or relating in any way to this Agreement, or any other dispute between the parties, will be submitted to arbitration in Fairfax County, Virginia, in front of a single arbitrator, in accordance with the then-current employment dispute resolution rules of the American Arbitration Association, as the exclusive remedy for such dispute, except that Neustar reserves the right to seek preliminary or injunctive relief and/or appropriate equitable relief in a court of competent jurisdiction for violations of Paragraph 4 or 6 of this Agreement. You and Neustar agree that such arbitration will be confidential except that the parties may discuss the arbitration if required by law or as reasonably necessary to prosecute or defend the arbitration or to enforce any decision in the arbitration. Any damages awarded in such arbitration shall be limited to the contract measure of damages, and shall not include punitive damages. Each party shall be responsible for its own attorneys’ fees and costs associated with such arbitration, except that, to the extent permitted by law, the cost of the arbitration (such as the arbitrator’s fee) shall be shared equally between you and Neustar. It is the parties’ express intent that any dispute – specifically including those that may involve claims for benefits under the Severance Plan – shall be adjudicated and addressed under the express terms of this sub-paragraph and not under any other procedures for resolving claims or disputes.

k. Equitable Remedies. The restrictions contained in Paragraphs 4 and 6 of this Agreement are necessary for the protection of the business and goodwill of Neustar and are considered by you to be reasonable for such purpose. You agree that any breach or threatened breach of Paragraph 4 or 6 is likely to cause Neustar substantial and irreparable damage. Therefore, in the event of any such breach or threatened breach, you agree that Neustar, in addition to such other remedies that may be available, will be entitled to specific performance and other injunctive relief. In addition, you acknowledge that Neustar, in its sole discretion, may notify any future employer or other person or entity with which you have dealings of your obligations under this Agreement.

l. Continuation of Benefits in the Event of Death. In the event that you die prior to receipt of all payments specified in Paragraph 4, the remaining amount of any such payments shall be paid to your spouse or, if you are not married on the date of death, to your estate, subject to the satisfaction of all conditions that would have had to have been satisfied to receive such benefit had you survived, and at the same times and in the same forms that such payments would have been made had you survived.

m. Governing Law. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF VIRGINIA, WITHOUT REFERENCE TO ITS PRINCIPLES OF CONFLICTS OF LAW. The parties also agree that Article V of the Severance Plan will be construed in accordance with the laws of the Commonwealth of Virginia, without reference to its principles of conflicts of law.

n. Legal Representation. You acknowledge and confirm that you have had the opportunity to seek such legal, financial and other advice and representation as you have deemed appropriate in connection with this Agreement.

o. Counterparts. This Agreement may be executed in several counterparts (including via facsimile or PDF), each of which will be deemed an original, but all of which will constitute one and the same instrument.

p. Acceptance of Agreement. You may accept this Agreement by signing it and returning it to Paul Lalljie at 21575 Ridgetop Circle, Sterling, VA, 20166.

NEUSTAR, INC.

By:	/s/ Paul S Lalljie

Name:	Paul S Lalljie

Title:	Senior Vice President and Chief Financial Officer

ACKNOWLEDGED AND AGREED:

/s/ Douglas Arnold
Douglas Arnold

Date:	January 11, 2012

EXHIBIT A

RELEASE OF ALL CLAIMS AND ACKNOWLEDGMENT OF OBLIGATIONS

This Release of All Claims and Acknowledgment of Obligations (this “Release”) is entered into by and between Douglas Arnold, on behalf of the persons and entities referred to in the definition of “Employee” as it appears in Section 2 below, and Neustar, Inc. (the “Company”), on behalf of the persons and entities referred to in the definition of “Released Parties,” as it appears in Section 2 below.

In consideration of the mutual promises set forth in the Separation Agreement, dated January     , 2012, between Employee and the Company (the “Agreement”) and in the Neustar, Inc. 2010 Key Employee Severance Pay Plan (the “Plan”), which Agreement and Plan are incorporated herein by reference and made a part hereof as though fully set forth herein, as well as any promises set forth in this Release, Employee and the Company agree as follows:

(1) Separation Benefits. The Company will provide Employee the separation benefits to which Employee is entitled under the Agreement as provided therein.

(2) Release and Waiver of Claims. In consideration of the separation benefits described in Section 1 above, which benefits exceed what Employee would have been entitled to receive in the absence of this Release, Employee, on behalf of himself and his family, heirs, executors, administrators, legal representatives, beneficiaries and assigns (collectively referred to in this Release as “Employee”), hereby irrevocably, unconditionally and forever releases, acquits and discharges the Company, its affiliates, and their respective past and present officers, directors, shareholders, partners, members, managers, attorneys, representatives, agents and employees, and each of their respective predecessors, successors and assigns (collectively, the “Released Parties”), from any and all debts, obligations, losses, costs, promises, covenants, agreements, contracts, endorsements, bonds, controversies, suits, actions, causes of action, rights, liabilities, judgments, damages, expenses, claims, counterclaims, cross-claims or demands, in law or equity, asserted or unasserted, express or implied, foreseen or unforeseen, known or unknown, suspected or unsuspected, liquidated or unliquidated, of any kind or nature or description whatsoever, that Employee had, may have had, now has, or may hereafter claim to have against any of the Released Parties relating to any event occurring or any act done or omitted to be done, from the beginning of time to the date hereof, including but not limited to any and all actions, liabilities or other claims for relief or remuneration arising out of, or in any way connected with, Employee’s employment by and/or termination of employment from the Company, and any and all claims of every kind arising under any federal, state or local statutory or common law, including but not limited to Title VII of the Civil Rights Act of 1964; the Virginia Human Rights Act; the federal Family and Medical Leave Act of 1993; the Americans with Disabilities Act of 1990 (as amended); the Rehabilitation Act of 1973; the Age Discrimination in Employment Act of 1967 (“ADEA”); the Fair Labor Standards Act of 1938; state and federal whistleblower statutes (including but not limited to the Sarbanes-Oxley Act of 2002); the Immigration Reform and Control Act; the Occupational Health and Safety Act; the Consumer Credit Protection Act; the Employee Retirement Income Security Act of 1974 (“ERISA”); any federal, state or local law or common law cause of action providing workers’ compensation benefits, restricting an employer’s right to terminate employees or otherwise regulating employment, enforcing express or implied employment contracts, requiring an employer to deal with employees fairly or in good faith, or providing recourse for alleged wrongful discharge, tort, physical or personal injury, invasion of privacy, termination in violation of public policy, emotional distress, fraud, negligent misrepresentation, defamation and similar or related claims; and any action arising in tort or contract, including but not limited to breach of express or implied contract and breach of implied covenant of good faith and fair dealing, except that this Release does not apply to any claim by Employee to enforce rights under this Release, and Employee does not waive claims for vested ERISA benefits and medical insurance claims against carriers on policies in effect. Employee agrees that the consideration set forth in this Release is sufficient for this Release and that he will sign and deliver any documents and do anything else that is necessary in the future to make the provisions of this Release enforceable and effective. Employee represents that he (a) has been paid for all hours worked (including overtime, if applicable), and (b) has not suffered any on-the-job injury for which he has not already filed a claim. Employee represents that he has disclosed all violations and potential violations of law of which he is aware, by any director, officer or employee of the Company, to the Company. Nothing in this Release shall be construed to prevent Employee from filing a charge with, or participating in an investigation conducted by, the U.S. Equal Employment Opportunity Commission or applicable state agency, to the extent required or permitted by law, or to prevent any challenge by Employee to the waiver and release of any claim under the ADEA, albeit that Employee understands and agrees that Employee shall not be entitled to seek monetary compensation from the filing and/or participation in any such charge. Notwithstanding the foregoing, Employee shall not be deemed to have released (i) claims arising under this Release, and (ii) claims arising after the effective date of this Release.

(3) Nondisparagement. Except as specifically authorized in writing by the Company or as required by law or legal process, Employee agrees not to engage in any communication that disparages, denigrates, maligns or impugns the Company or any other Released Party, including but not limited to communications with accountants, investment bankers, commercial bankers, insurance brokers or carriers, media, journalists, reporters, equity analysts, investors, potential investors, customers, suppliers, competitors, joint venture partners, regulators, public utility commissions and industry associations. Notwithstanding, and without any limitation to, the restrictions of this paragraph, Employee may describe the functions of the Company to any prospective employer as limited to any information published by the Company describing its own activities or any information otherwise available in the public domain describing the business of the Company.

(4) Consideration Period. Employee acknowledges and agrees that Employee has been given a period of at least 21 days to consider this Release. Employee has executed this Release (including the waiver of rights and claims under the ADEA) voluntarily and with full knowledge of all relevant information. Employee has been advised by the Company to consult with an attorney of Employee’s choosing prior to entering into this Release. To the extent Employee has executed this Release prior to the expiration of the consideration period noted above, Employee hereby waives his right to the balance of such period and acknowledges that the waiver of such period is knowing and voluntary and has not been induced by the Company through fraud, misrepresentation, or a threat to withdraw or alter the offer embodied in the Agreement.

(5) Revocation. Employee acknowledges and agrees that he has a period of seven (7) days following execution of this Release in which to revoke this Release by delivering written notice to the Company. Such revocation must be in the form of a letter personally delivered to the President and CEO of the Company or mailed to the President and CEO at the address set forth in Section 10 below and postmarked within seven calendar days of Employee’s execution of this Release. This Release shall not become effective or enforceable until the later of Employee’s termination of employment with the Company or the expiration of the seven-day revocation period. Employee understands and agrees that should Employee choose to revoke this Release, he will not receive the benefits described in Section 1 above.

(6) Proceedings. Employee agrees that other than pursuant to a valid subpoena or court order commanding Employee’s attendance or testimony, or other than in accordance with legal requirements to cooperate with an investigation by state or federal authorities, Employee will not cooperate in the pursuit of any claim by other persons against any of the Released Parties (a “Proceeding”), except that nothing herein shall prevent Employee from cooperating with any investigation or inquiry conducted by the Equal Employment Opportunity Commission regarding any employment practice or policy of the Company. Employee agrees that upon reasonable notice he will provide information and assistance to the Company and will make himself available to the Company in connection with the investigation and/or defense of any claims asserted against any of the Released Parties as to which he may have relevant information. The Company will reimburse Employee for reasonable expenses incurred by him in compliance with the immediately preceding sentence.

(7) Remedies. In the event Employee initiates or voluntarily participates in any action, claim or Proceeding against any of the Released Parties with regard to any matter released hereunder, or if Employee fails to abide by any of the terms of this Release or any covenants or conditions relating to the payment of benefits under the Agreement or the Plan (as modified by the Agreement), or if Employee revokes the Release within the seven-day period provided under Section 5, the Company may, in addition to any other remedies it may have, reclaim any amounts paid to Employee under the Agreement or the Plan or terminate any benefits that are subsequently due under the Agreement or the Plan, without waiving the Release granted herein. Employee acknowledges and agrees that the remedy at law available to the Company for breach of any of Employee’s obligations under Sections 2, 3, 6, and 11 of this Release would be inadequate and that damages flowing from such a breach may not readily be susceptible to being measured in monetary terms. Accordingly, Employee acknowledges, consents and agrees that, in addition to any other rights or remedies that the Company may have at law, in equity or under this Release, upon adequate proof of Employee’s violation of any such provision of this Release, the Company shall be entitled to immediate injunctive relief and may obtain a temporary order restraining any threatened or further breach, without the necessity of proof of actual damage. Employee understands that by entering into this Release Employee will be limiting the availability of certain remedies that Employee may have against the Company and limiting also Employee’s ability to pursue certain claims against the Company.

(8) Severability Clause. In the event any provision or part of this Release is found to be invalid or unenforceable, only that particular provision or part so found, and not the entire Release, will be inoperative.

(9) Non-Admission. Nothing contained in this Release will be deemed or construed as an admission of wrongdoing or liability on the part of Employee, the Company or any other Released Party.

(10) Governing Law. This Release shall be governed by and construed in accordance with federal law and the laws of the Commonwealth of Virginia applicable to releases made and to be performed in Virginia, and the parties agree to appear in any federal or Virginia state action upon service of process by certified mail, return receipt requested, at the following addresses (as may be updated in writing by the parties):

To the Company: Neustar, Inc.

21575 Ridgetop Circle

Sterling, VA 20166

Attention: President and CEO

and

To Employee: At the last address on the records of the Company

(11) Acknowledgment of Obligations. Employee acknowledges that he is bound by the terms and conditions of the Agreement and the Plan (as modified by the Agreement), including without limitation the obligations set forth in Paragraphs 4 and 6 of the Agreement and Article V of the Plan (as modified by the Agreement). Employee further acknowledges that he has complied in all material respects with such obligations, and that he intends to continue to so comply for the duration of the applicable periods set forth in the Agreement and the Plan.

EMPLOYEE ACKNOWLEDGES THAT EMPLOYEE HAS READ THIS RELEASE AND THAT EMPLOYEE FULLY KNOWS, UNDERSTANDS, AND APPRECIATES ITS CONTENTS, AND THAT EMPLOYEE HEREBY EXECUTES THE SAME AND MAKES THIS RELEASE AND RELEASES PROVIDED FOR HEREIN VOLUNTARILY AND OF EMPLOYEE’S OWN FREE WILL. Employee has not relied upon any inducements, promises or representations made by anyone except as expressly set forth herein. Employee is entering into this Release without any threats, coercion or duress, whether economic or otherwise, having been made to him, and Employee intends to be bound by the terms of this Release.

IN WITNESS WHEREOF, the parties have executed this RELEASE on the date(s) set forth below.

Signature	Date

Printed Name

NEUSTAR, INC.

Signature	Date

Printed Name

Title

EXHIBIT B

SECOND RELEASE OF ALL CLAIMS AND ACKNOWLEDGMENT OF OBLIGATIONS

This Second Release of All Claims and Acknowledgment of Obligations (this “Release”) is entered into by and between Douglas Arnold, on behalf of the persons and entities referred to in the definition of “Employee” as it appears in Section 2 below, and Neustar, Inc. (the “Company”), on behalf of the persons and entities referred to in the definition of “Released Parties,” as it appears in Section 2 below.

In consideration of the mutual promises set forth in the Separation Agreement, dated January     , 2012, between Employee and the Company (the “Agreement”) and in the Neustar, Inc. 2010 Key Employee Severance Pay Plan (the “Plan”), which Agreement and Plan are incorporated herein by reference and made a part hereof as though fully set forth herein, as well as any promises set forth in this Release, Employee and the Company agree as follows:

(1) Separation Benefits. The Company will provide Employee the separation benefits to which Employee is entitled under the Agreement as provided therein.

(2) Release and Waiver of Claims. In consideration of the separation benefits described in Section 1 above, which benefits exceed what Employee would have been entitled to receive in the absence of this Release, Employee, on behalf of himself and his family, heirs, executors, administrators, legal representatives, beneficiaries and assigns (collectively referred to in this Release as “Employee”), hereby irrevocably, unconditionally and forever releases, acquits and discharges the Company, its affiliates, and their respective past and present officers, directors, shareholders, partners, members, managers, attorneys, representatives, agents and employees, and each of their respective predecessors, successors and assigns (collectively, the “Released Parties”), from any and all debts, obligations, losses, costs, promises, covenants, agreements, contracts, endorsements, bonds, controversies, suits, actions, causes of action, rights, liabilities, judgments, damages, expenses, claims, counterclaims, cross-claims or demands, in law or equity, asserted or unasserted, express or implied, foreseen or unforeseen, known or unknown, suspected or unsuspected, liquidated or unliquidated, of any kind or nature or description whatsoever, that Employee had, may have had, now has, or may hereafter claim to have against any of the Released Parties relating to any event occurring or any act done or omitted to be done, from the beginning of time to the date hereof, including but not limited to any and all actions, liabilities or other claims for relief or remuneration arising out of, or in any way connected with, Employee’s employment by and/or termination of employment from the Company, and any and all claims of every kind arising under any federal, state or local statutory or common law, including but not limited to Title VII of the Civil Rights Act of 1964; the Virginia Human Rights Act; the federal Family and Medical Leave Act of 1993; the Americans with Disabilities Act of 1990 (as amended); the Rehabilitation Act of 1973; the Age Discrimination in Employment Act of 1967 (“ADEA”); the Fair Labor Standards Act of 1938; state and federal whistleblower statutes (including but not limited to the Sarbanes-Oxley Act of 2002); the Immigration Reform and Control Act; the Occupational Health and Safety Act; the Consumer Credit Protection Act; the Employee Retirement Income Security Act of 1974 (“ERISA”); any federal, state or local law or common law cause of action providing workers’ compensation benefits, restricting an employer’s right to terminate employees or otherwise regulating employment, enforcing express or implied employment contracts, requiring an employer to deal with employees fairly or in good faith, or providing recourse for alleged wrongful discharge, tort, physical or personal injury, invasion of privacy, termination in violation of public policy, emotional distress, fraud, negligent misrepresentation, defamation and similar or related claims; and any action arising in tort or contract, including but not limited to breach of express or implied contract and breach of implied covenant of good faith and fair dealing, except that this Release does not apply to any claim by Employee to enforce rights under this Release, and Employee does not waive claims for vested ERISA benefits and medical insurance claims against carriers on policies in effect. Employee agrees that the consideration set forth in this Release is sufficient for this Release and that he will sign and deliver any documents and do anything else that is necessary in the future to make the provisions of this Release enforceable and effective. Employee represents that he (a) has been paid for all hours worked (including overtime, if applicable), and (b) has not suffered any on-the-job injury for which he has not already filed a claim. Employee represents that he has disclosed all violations and potential violations of law of which he is aware, by any director, officer or employee of the Company, to the Company. Nothing in this Release shall be construed to prevent Employee from filing a charge with, or participating in an investigation conducted by, the U.S. Equal Employment Opportunity Commission or applicable state agency, to the extent required or permitted by law, or to prevent any challenge by Employee to the waiver and release of any claim under the ADEA, albeit that Employee understands and agrees that Employee shall not be entitled to seek monetary compensation from the filing and/or participation in any such charge. Notwithstanding the foregoing, Employee shall not be deemed to have released (i) claims arising under this Release, and (ii) claims arising after the effective date of this Release.

(3) Nondisparagement. Except as specifically authorized in writing by the Company or as required by law or legal process, Employee agrees not to engage in any communication that disparages, denigrates, maligns or impugns the Company or any other Released Party, including but not limited to communications with accountants, investment bankers, commercial bankers, insurance brokers or carriers, media, journalists, reporters, equity analysts, investors, potential investors, customers, suppliers, competitors, joint venture partners, regulators, public utility commissions and industry associations. Notwithstanding, and without any limitation to, the restrictions of this paragraph, Employee may describe the functions of the Company to any prospective employer as limited to any information published by the Company describing its own activities or any information otherwise available in the public domain describing the business of the Company.

(4) Consideration Period. Employee acknowledges and agrees that Employee has been given a period of at least 21 days to consider this Release. Employee has executed this Release (including the waiver of rights and claims under the ADEA) voluntarily and with full knowledge of all relevant information. Employee has been advised by the Company to consult with an attorney of Employee’s choosing prior to entering into this Release. To the extent Employee has executed this Release prior to the expiration of the consideration period noted above, Employee hereby waives his right to the balance of such period and acknowledges that the waiver of such period is knowing and voluntary and has not been induced by the Company through fraud, misrepresentation, or a threat to withdraw or alter the offer embodied in the Agreement.

(5) Revocation. Employee acknowledges and agrees that he has a period of seven (7) days following execution of this Release in which to revoke this Release by delivering written notice to the Company. Such revocation must be in the form of a letter personally delivered to the President and CEO of the Company or mailed to the President and CEO at the address set forth in Section 10 below and postmarked within seven calendar days of Employee’s execution of this Release. This Release shall not become effective or enforceable until the later of Employee’s termination of employment with the Company or the expiration of the seven-day revocation period. Employee understands and agrees that should Employee choose to revoke this Release, he will not receive the benefits described in Section 1 above.

(6) Proceedings. Employee agrees that other than pursuant to a valid subpoena or court order commanding Employee’s attendance or testimony, or other than in accordance with legal requirements to cooperate with an investigation by state or federal authorities, Employee will not cooperate in the pursuit of any claim by other persons against any of the Released Parties (a “Proceeding”), except that nothing herein shall prevent Employee from cooperating with any investigation or inquiry conducted by the Equal Employment Opportunity Commission regarding any employment practice or policy of the Company. Employee agrees that upon reasonable notice he will provide information and assistance to the Company and will make himself available to the Company in connection with the investigation and/or defense of any claims asserted against any of the Released Parties as to which he may have relevant information. The Company will reimburse Employee for reasonable expenses incurred by him in compliance with the immediately preceding sentence.

(7) Remedies. In the event Employee initiates or voluntarily participates in any action, claim or Proceeding against any of the Released Parties with regard to any matter released hereunder, or if

Employee fails to abide by any of the terms of this Release or any covenants or conditions relating to the payment of benefits under the Agreement or the Plan (as modified by the Agreement), or if Employee revokes the Release within the seven-day period provided under Section 5, the Company may, in addition to any other remedies it may have, reclaim any amounts paid to Employee under the Agreement or the Plan or terminate any benefits that are subsequently due under the Agreement or the Plan, without waiving the Release granted herein. Employee acknowledges and agrees that the remedy at law available to the Company for breach of any of Employee’s obligations under Sections 2, 3, 6, and 11 of this Release would be inadequate and that damages flowing from such a breach may not readily be susceptible to being measured in monetary terms. Accordingly, Employee acknowledges, consents and agrees that, in addition to any other rights or remedies that the Company may have at law, in equity or under this Release, upon adequate proof of Employee’s violation of any such provision of this Release, the Company shall be entitled to immediate injunctive relief and may obtain a temporary order restraining any threatened or further breach, without the necessity of proof of actual damage. Employee understands that by entering into this Release Employee will be limiting the availability of certain remedies that Employee may have against the Company and limiting also Employee’s ability to pursue certain claims against the Company.

(8) Severability Clause. In the event any provision or part of this Release is found to be invalid or unenforceable, only that particular provision or part so found, and not the entire Release, will be inoperative.

(9) Non-Admission. Nothing contained in this Release will be deemed or construed as an admission of wrongdoing or liability on the part of Employee, the Company or any other Released Party.

(10) Governing Law. This Release shall be governed by and construed in accordance with federal law and the laws of the Commonwealth of Virginia applicable to releases made and to be performed in Virginia, and the parties agree to appear in any federal or Virginia state action upon service of process by certified mail, return receipt requested, at the following addresses (as may be updated in writing by the parties):

To the Company: Neustar, Inc.

21575 Ridgetop Circle

Sterling, VA 20166

Attention: President and CEO

and

To Employee: At the last address on the records of the Company

(11) Acknowledgment of Obligations. Employee acknowledges that he is bound by the terms and conditions of the Agreement and the Plan (as modified by the Agreement), including without limitation the obligations set forth in Paragraphs 4 and 6 of the Agreement and Article V of the Plan (as modified by the Agreement). Employee further acknowledges that he has complied in all material respects with such obligations, and that he intends to continue to so comply for the duration of the applicable periods set forth in the Agreement and the Plan.

EMPLOYEE ACKNOWLEDGES THAT EMPLOYEE HAS READ THIS RELEASE AND THAT EMPLOYEE FULLY KNOWS, UNDERSTANDS, AND APPRECIATES ITS CONTENTS, AND THAT EMPLOYEE HEREBY EXECUTES THE SAME AND MAKES THIS RELEASE AND RELEASES PROVIDED FOR HEREIN VOLUNTARILY AND OF EMPLOYEE’S OWN FREE WILL. Employee has not relied upon any inducements, promises or representations made by anyone except as expressly set forth herein. Employee is entering into this Release without any threats, coercion or duress, whether economic or otherwise, having been made to him, and Employee intends to be bound by the terms of this Release.

IN WITNESS WHEREOF, the parties have executed this RELEASE on the date(s) set forth below.

Signature	Date

Printed Name

NEUSTAR, INC.

Signature	Date

Printed Name

Title